UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Beyond Meat, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BEYOND MEAT, INC. 2026 Annual Meeting Vote by May 19, 2026 11:59 p.m. Eastern Time BEYOND MEAT, INC. 888 N. DOUGLAS STREET, SUITE 100 EL SEGUNDO, CA 90245 V92650-P48069 You invested in BEYOND MEAT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 20, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to May 6, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 20, 2026 8:00 a.m. Pacific Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/BYND2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals included in the more complete proxy materials that are available to you on the Internet or by mail. Please see the reverse side of this notice to obtain proxy materials and voting instructions. We encourage you to access and review all of the important information contained in the proxy materials before voting. Board Voting Items Recommends 1. Election of three Class I directors of the Company to serve until the Company’s 2029 Annual Meeting of Stockholders. Nominees: 1a. Seth Goldman For 1b. Kathy N. Waller For 1c. Alexandre Zyngier For 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting For firm for the year ending December 31, 2026. 3. To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. For To transact such other business as may properly come before the Annual Meeting or any postponements, adjournments or continuations thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V92651-P48069